CMA
CMA Ohio
Municipal Money Fund

Annual Report






March 31, 2000

MERRILL LYNCH BULL LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA Ohio
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


To Our Shareholders:

For the year ended March 31, 2000, CMA Ohio Municipal Money Fund paid shareholders a net annualized yield of 2.89%.* As of March 31, 2000, the Fund's 7-day yield was 3.22%.

Economic Environment
Although the state of Ohio continued to generate positive economic growth during the six-month period ended March 31, 2000, the rate has slowed from previous periods. Despite seasonally adjusted unemployment levels mirroring the national average, a decline in manufacturing employment contributed to overall weak employment growth in Ohio. The losses in manufacturing were broad based, with industrial machinery and steel manufacturers accounting for most of the decline. Competition from inexpensive imports, improvements in operating efficiencies and consolidation of operations through mergers were the primary reasons for the losses. However, the large Ohio metropolitan areas have been the source of economic strength in the state. The Cleveland area continued to provide firm manufacturing activity as strengthening export markets allowed area producers to expand production. In addition, the Cincinnati area continued to expand at a faster pace than the US average and began to focus on nurturing its information technology industry. Personal income and consumer confidence levels remained high, allowing retail activity to remain robust.

The state of Ohio's total revenue collections for nine months of fiscal year 2000 were reported at $14.2 billion, or 3.2% above the same period last year. Ohio, which has benefited from the positive results, has also been able to avoid borrowing in the short-term municipal market to finance daily operations. The various Ohio municipalities were also beneficiaries to the positive economic conditions in the state. While operational financing needs were low, the need to finance the modernization and building of new schools allowed the Ohio municipal issuance to increase slightly to $913 million for the period.

Investment Strategy
We began the six-month period ended March 31, 2000 employing a neutral strategy to the short-term municipal market. As tight labor conditions persisted and equity markets remained on an upward trend, economic data continued to register solid growth throughout the economy. Despite inflation data remaining somewhat subdued, the Federal Reserve Board continued to increase the Federal Funds rate in a series of 25 basis point (0.25%) increments to its current level of 6.00%, as a preemptive measure with the latest increase coming on March 21. However, the Federal Reserve Board did pause temporarily in raising short-term interest rates to monitor the effects of Year 2000 (Y2K) and year-end liquidity needs.

We began the period and maintained an average life for the Fund in the 65-day range until December. We then increased the Fund's purchases of attractively priced Ohio municipal short-term notes in December for diversification. These purchases, which increased the average life to the 75-day range, were also made in anticipation of a reduced amount of Ohio municipal issuance in the first quarter of 2000. In January, seasonal subscriptions allowed the average life to shift back and end the period in the 65-day range. Despite the increased purchases of Ohio municipal notes in December, we also maintained a high percentage of variable rate demand notes (VRDN). We maintained this high percentage of VRDN securities in anticipation of any potential Y2K-related issues. Fortunately, the Fund's year-end cash flows were similar to those of the previous years without irregularities.

Overall, we believe the Fund had a good year providing its shareholders with an attractive tax-exempt yield relative to its competitors as measured by Lipper Analytical Services, Inc. The performance was achieved despite the difficult interest rate environment, as well as all the uncertainties associated with Y2K issues.

Looking ahead, we will continue to monitor the changing economic environment as well as our investment strategy. As Y2K concerns have disappeared and inflationary data begins to show signs of accelerating, the Federal Reserve Board appears prepared to continue to increase short-term interest rates to slow economic growth. The emphasis will be on how high short-term interest rates will have to go to slow the domestic economy. We will begin to pursue a more defensive approach to the market in the upcoming months. We believe this strategy is warranted as we enter a period of seasonal weakness with tax-related redemptions having a pronounced effect on municipal yield levels. With these seasonal factors reducing the attractiveness of longer-dated issues, we will temporarily concentrate on short-term commercial paper and VRDN securities, while preparing for the tax season. We will monitor any changes in Federal Reserve Board monetary policy and adjust our investment strategy accordingly. Finally, we will continue to closely monitor credit quality and at the same time seek to maintain an attractive tax-exempt yield for our shareholders.

In Conclusion
We thank you for your support of CMA Ohio Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Kevin A. Schiatta)
Kevin A. Schiatta
Vice President and Portfolio Manager



April 27, 2000


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.





Portfolio Abbreviations for CMA Ohio Municipal Money Fund

AMT    Alternative Minimum Tax (subject to)
BAN    Bond Anticipation Notes
CP     Commercial Paper
GO     General Obligation Bonds
EDR    Economic Development Revenue Bonds
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
VRDN   Variable Rate Demand Notes


CMA Ohio Municipal Money Fund
Schedule of Investments as of March 31, 2000                                                              (in Thousands)
                      Face
State                Amount                                 Issue                                                Value
Ohio--100.7%        $ 8,000   Allen County, Ohio, BAN, 4.25% due 9/14/2000                                    $    8,010
                        390   Allen County, Ohio, IDR (Nickles Bakery Project), VRDN, AMT, 4.25% due
                              1/02/2003 (a)                                                                          390
                      2,057   Amanda Clearcreek, Fairfield County, Ohio, Local School District, GO,
                              BAN, 4.68% due 6/15/2000                                                             2,060
                      2,900   Ashtabula County, Ohio, Hospital Facilities Revenue Bonds (Ashtabula
                              County Medical Center Project), VRDN, 3.97% due 12/01/2007 (a)                       2,900
                      1,540   Ashtabula County, Ohio, IDR (Neff-Perkins Company Project), VRDN, AMT,
                              4.10% due 6/01/2005 (a)                                                              1,540
                      2,500   Athens, Ohio, City School District, GO, BAN, 4.78% due 7/27/2000                     2,505
                      2,600   Avon, Ohio, Local School District, GO, BAN, 4.64% due 6/15/2000                      2,603
                      7,660   Bowling Green, Ohio, GO, BAN, 3.90% due 9/07/2000                                    7,667
                        155   Brooklyn Heights, Ohio, IDR (ATC Nymold Inc.), VRDN, AMT, 4.10% due
                              2/01/2002 (a)                                                                          155
                      3,225   Brooklyn, Ohio, GO, BAN, 3.90% due 8/31/2000                                         3,229
                      1,000   Canal-Winchester, Ohio, BAN, 3.80% due 5/26/2000                                     1,000
                        895   Canton, Ohio, IDR (Accu Plate Project), VRDN, AMT, 4.15% due 3/01/2017 (a)             895
                      1,240   Central, Ohio, Local School District, GO, BAN, 4.75% due 6/07/2000                   1,242
                      3,395   Cincinnati and Hamilton County, Ohio, Port Authority, EDR (Bethesda One
                              Limited Partnership), 3.60% due 8/01/2000                                            3,395
                              Cincinatti, Ohio, City School District, GO, BAN:
                      3,000     3.90% due 5/19/2000                                                                3,002
                     12,500     4.18% due 9/14/2000                                                               12,521
                      1,100   Clermont County, Ohio, IDR (Southern Ohio Fabricator), VRDN, AMT,
                              Series A, 4.10% due 9/01/2005 (a)                                                    1,100
                      8,825   Cleveland, Ohio, Airport System Revenue Bonds, VRDN, AMT, Series D, 3.90%
                              due 1/01/2027 (a)                                                                    8,825
                              Clinton County, Ohio, Hospital Revenue Bonds (Ohio Hospital Capital Asset
                              Inc. Pooled Loan), VRDN (a):
                      8,000     3.80% due 6/01/2028                                                                8,000
                      6,670     3.80% due 7/01/2029                                                                6,670
                              Columbiana County, Ohio, IDR (The Hall China Company Project), VRDN,
                              AMT (a):
                      2,220     3.95% due 1/01/2007                                                                2,220
                      3,360     3.95% due 9/01/2009                                                                3,360
                      1,236   Crooksville, Ohio, Exempt Village School, GO, BAN, 4.20% due 8/15/2000               1,238
                      4,700   Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds (Catholic
                              Charities Facilities), VRDN, 4.05% due 7/01/2012 (a)                                 4,700
                     14,645   Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic),
                              VRDN, Series D, 4% due 1/01/2026 (a)                                                14,645
                              Cuyahoga County, Ohio, IDR, Refunding, VRDN (a):
                        925     (Curtiss Wright Project), 3.85% due 12/01/2008                                       925
                      2,865     (Parma Care Center Inc.), AMT, 3.85% due 12/01/2011                                2,865
                        820     (Pleasant Lake Associates Project), 3.85% due 5/01/2011                              820


CMA Ohio Municipal Money Fund
Schedule of Investments as of March 31, 2000 (continued)                                                  (in Thousands)
                      Face
State                Amount                                 Issue                                                Value
Ohio                          Cuyahoga County, Ohio, IDR, VRDN (a):
(continued)         $   735     (Athens Pastries Inc. Project), AMT, 4% due 6/03/2009                         $      735
                      4,890     (Cleveland Eexcel Ltd.), AMT, 3.97% due 3/01/2019                                  4,890
                        485     (Erieview Metal Treating Project), 4% due 5/05/2010                                  485
                      2,395   Delaware, Ohio, GO, BAN, Series 2, 3.90% due 6/01/2000                               2,396
                        950   Dublin, Ohio, City School District Refunding Bonds, GO, BAN, 4.65% due
                              12/14/2000                                                                             953
                      5,500   Dublin, Ohio, GO, Refunding, BAN, 4.10% due 6/16/2000                                5,504
                      4,000   Eagle Tax-Exempt Trust, Cleveland, Ohio, VRDN, Series 98, Class 3501, 3.96%
                              due 1/01/2021 (a)                                                                    4,000
                              Eagle Tax-Exempt Trust, Ohio, Edison, VRDN, Series 95 (a):
                     15,000     Class 3501, 3.96% due 7/01/2015                                                   15,000
                      5,800     Class 3502, 3.96% due 7/01/2015                                                    5,800
                        500   Erie County, Ohio, IDR (Brighton Manor Company Project), VRDN, AMT,
                              4.10% due 11/01/2016 (a)                                                               500
                      1,340   Erie County, Ohio, IDR, Refunding (Huron Health Care Center Project), VRDN,
                              4% due 8/01/2007 (a)                                                                 1,340
                      1,900   Erie County, Ohio, Various Purpose, GO, BAN, 4.75% due 10/26/2000                    1,907
                      3,300   Fairborn, Ohio, City School District, GO, BAN, 4.40% due 9/14/2000                   3,306
                      2,755   Franklin County, Ohio, Hospital Revenue Refunding and Improvement Bonds
                              (U.S. Health Corporation), VRDN, Series A, 3.90% due 12/01/2021 (a)                  2,755
                      1,185   Franklin County, Ohio, IDR (GSW Building Association Ltd. Partnership),
                              3.85% due 5/01/2000                                                                  1,185
                      2,500   Franklin County, Ohio, IDR, Refunding (Heekin Can Inc. Project), VRDN, 4.10%
                              due 5/01/2007 (a)                                                                    2,500
                      3,000   Franklin County, Ohio, M/F Housing Revenue Bonds (Colonial Courts Project),
                              VRDN, AMT, 4.10% due 12/01/2024 (a)                                                  3,000
                      2,400   Fulton County, Ohio, IDR (Gilders Business Holdings Project), VRDN, AMT,
                              4.10% due 4/01/2007 (a)                                                              2,400
                      2,700   Geauga County, Ohio, GO, BAN, 4.25% due 12/14/2000                                   2,705
                        690   Geauga County, Ohio, IDR (Neff-Perkins Company Project), VRDN, AMT, 4.10%
                              due 6/01/2005 (a)                                                                      690
                      2,891   Goshen, Ohio, Local School District, GO, BAN, 4.71% due 10/11/2000                   2,899
                        905   Greene County, Ohio, IDR (FC Limited/AFC Stamping), VRDN, AMT, 4.15%
                              due 9/01/2016 (a)                                                                      905
                        346   Hamilton County, Ohio, EDR (Cincinnati Performing Arts), VRDN, 3.98% due
                              6/15/2005 (a)                                                                          346
                      2,910   Hamilton County, Ohio, M/F Housing Revenue Bonds (Pleasant Run Apartments
                              Project), VRDN, AMT, 4.05% due 11/01/2028 (a)                                        2,910
                      1,485   Hancock County, Ohio, IDR (Koehler Brothers Inc. Project), VRDN, AMT,
                              4.15% due 6/01/2014 (a)                                                              1,485
                      1,985   Harrison, Ohio, GO, BAN, 4.63% due 6/15/2000                                         1,988
                        745   Henry County, Ohio, GO, BAN, Refunding, 5.35% due 3/29/2001                            751
                      5,000   Hilliard, Ohio, School District, GO, BAN, 4.59% due 5/25/2000                        5,005
                      1,075   Huber Heights, Ohio, IDR (Lasermike Inc. Project), VRDN, 4.15% due
                              12/01/2014 (a)                                                                       1,075
                        800   Lancaster, Ohio, GO, BAN, 4.25% due 11/16/2000                                         801
                      6,100   Lebanon, Ohio, GO, BAN, 4.51% due 11/02/2000                                         6,109
                      2,480   Logan County, Ohio, GO, BAN, 4.25% due 11/15/2000                                    2,484
                      2,760   Lorain County, Ohio, IDR (DGR Investment Ltd.), VRDN, 4.15% due
                              12/01/2012 (a)                                                                       2,760


CMA Ohio Municipal Money Fund
Schedule of Investments as of March 31, 2000 (continued)                                                  (in Thousands)
                      Face
State                Amount                                 Issue                                                Value
Ohio                $ 2,550   Loveland, Ohio, GO, BAN, 4% due 9/08/2000                                       $    2,553
(continued)           1,076   Lowellville, Ohio, Local School District, GO, BAN, 4.75% due 12/14/2000              1,079
                              Lucas County, Ohio, EDR, AMT:
                      1,240     (Cross Country Inns--Maumee Project), 4.10% due 6/01/2000                          1,240
                      2,530     (Hammill Manufacturing Company Project), VRDN, 4.03% due 5/01/2010 (a)             2,530
                              Lucas County, Ohio, Hospital Revenue Bonds, VRDN (a):
                        175     (Sunshine Children's Home Project), 4% due 12/01/2007                                175
                      2,200     (Sunshine Inc.--Northwest Ohio Project), 4% due 6/02/2014                          2,200
                      3,520   Lucas County, Ohio, IDR (Reichert Stamping Company Project), VRDN, AMT,
                              4.10% due 7/15/2006 (a)                                                              3,520
                      3,450   Mahoning County, Ohio, Health Care Facilities Revenue Bonds (Shepherd
                              Valley Lutheran Project), VRDN, Series A, 3.97% due 9/01/2022 (a)                    3,450
                      2,050   Marion County, Ohio, GO, BAN, 4.50% due 11/16/2000                                   2,054
                      1,775   Marion County, Ohio, IDR (Mid Ohio Packaging Company Project), VRDN, AMT,
                              4.15% due 11/01/2015 (a)                                                             1,775
                      4,950   Marion, Ohio, City School District, GO, BAN, 4.43% due 8/17/2000                     4,958
                      8,500   Mason, Ohio, EDR (Cedar Village Project), VRDN, 3.76% due 12/01/2017 (a)             8,500
                      1,550   Mason, Ohio, IDR (O D M Properties LLC Project), VRDN, AMT, 4.15% due
                              11/01/2018 (a)                                                                       1,550
                      2,370   Mentor, Ohio, IDR (Metcor Parnership/Tridelt), VRDN, AMT, 4.10% due
                              12/01/2008 (a)                                                                       2,370
                      4,900   Miami County, Ohio, BAN, 3.95% due 7/13/2000                                         4,903
                        960   Miami County, Ohio, GO, BAN, 4.45% due 7/13/2000                                       961
                      2,060   Milford, Ohio, GO, BAN, 4.50% due 10/03/2000                                         2,063
                      1,985   Montgomery County, Ohio, Health Care Facilities Revenue Bonds (South
                              Community Inc. Project), VRDN, 4% due 9/01/2014 (a)                                  1,985
                      2,160   Montgomery County, Ohio, IDR (Citywide Development Corporation Project),
                              VRDN, AMT, 4.10% due 12/01/2013 (a)                                                  2,160
                     12,400   Montgomery County, Ohio, Revenue Bonds (Miami Valley Hospital), CP, Series B,
                              4% due 5/05/2000                                                                    12,400
                        885   Moraine, Ohio, IDR, Refunding (Gray America Corporation Project), VRDN, AMT,
                              4.10% due 12/01/2001 (a)                                                               885
                      4,000   Mount Gilead, Ohio, Exempt Village School District, GO, BAN, 4.51% due
                              6/15/2000                                                                            4,004
                      4,000   Mount Gilead, Ohio, Exempt Village School District, GO, Refunding, BAN,
                              4.48% due 12/20/2000                                                                 4,008
                      1,213   New Miami, Ohio, Local School District, BAN, 4.65% due 8/24/2000                     1,215
                        570   North Baltimore, Ohio, Local School District, GO, Refunding, BAN, 5.25%
                              due 4/12/2001                                                                          574
                      1,900   North Olmsted, Ohio, GO, BAN, Series 2, 4.20% due 9/21/2000                          1,902
                      2,800   North Ridgeville, Ohio, BAN, 4% due 6/22/2000                                        2,802
                      1,255   Obetz, Ohio, IDR (HFI Inc. Project), VRDN, AMT, 4.10% due 10/01/2003 (a)             1,255
                      8,045   Ohio State Air Quality Development Authority, Environmental Improvement
                              Revenue Refunding Bonds (USX Corporation Project), 3.80% due 5/02/2000               8,045
                      9,000   Ohio State Environmental Improvement Revenue Bonds, Ohio Water
                              Development (Mead Corporation Project), VRDN, AMT, 3.95% due 3/01/2023 (a).          9,000
                      2,555   Ohio State Higher Educational Facilities Commission Revenue Bonds (Mount
                              Vernon Nazareth), VRDN, 4% due 9/01/2009 (a)                                         2,555
                      4,040   Ohio State Higher Educational Facilities Commission, Revenue Refunding
                              Bonds (Pooled Financing), VRDN, 4% due 12/01/2016 (a)                                4,040
                      3,325   Ohio State, IDR, Refunding (General Motors Corporation Project), VRDN,
                              3.85% due 9/01/2001 (a)                                                              3,325


CMA Ohio Municipal Money Fund
Schedule of Investments as of March 31, 2000 (continued)                                                  (in Thousands)
                      Face
State                Amount                                 Issue                                                Value
Ohio                $ 1,900   Ohio State, PCR, Refunding (Sohio Air Project), VRDN, 3.85% due
(continued)                   5/01/2022 (a)                                                                   $    1,900
                              Ohio State Solid Waste Revenue Bonds (BP Expoloration and Oil Inc.
                              Project), VRDN, AMT (a):
                     15,200     4% due 2/01/2033                                                                  15,200
                      3,600     3.60% due 8/01/2034                                                                3,600
                      6,645   Ohio State Water Development Authority, Pollution Control Facilities Revenue
                              Bonds (Ohio Edison Company Project), AMT, Series B, 3.75% due 9/01/2000              6,645
                      3,000   Ohio State Water Development Authority, Solid Waste Disposal Revenue Bonds
                              (American Steel & Wire Corporation), VRDN, AMT, 4.15% due 9/01/2025 (a)              3,000
                      1,725   Painesville, Ohio, GO, BAN, 4.25% due 11/30/2000                                     1,728
                      2,650   Parma Heights, Ohio, GO, BAN, 4.20% due 11/21/2000                                   2,655
                      5,400   Paulding County, Ohio, Solid Waste Disposal Revenue Bonds (Lafarge
                              Corporation Project), VRDN, AMT, 3.80% due 8/01/2026 (a)                             5,400
                      2,365   Perrysburg, Ohio, GO, BAN, 4.45% due 11/16/2000                                      2,371
                              Portage County, Ohio, Industrial Revenue Bonds, VRDN (a):
                      8,750     (Commercial Turf Products Ltd. Project), AMT, 3.90% due 5/01/2022                  8,750
                      1,220     (John E. Susong Project), Series B, 4% due 5/02/2016                               1,220
                      1,405     (NCSP LP Project), AMT, 3.97% due 7/01/2014                                        1,405
                      2,335     (PM Properties One Ltd.), AMT, 4.10% due 11/01/2012                                2,335
                      1,865   Portage County, Ohio, Industrial Revenue Refunding Bonds (John E. Susong
                              Project), VRDN, Series A, 4.15% due 5/02/2011 (a)                                    1,865
                        900   Rickenbacker, Ohio, Port Authority, IDR, Refunding (Rickenbacker Holdings,
                              Inc.), VRDN, 4% due 12/01/2010 (a)                                                     900
                      1,382   Riverside, Ohio, Local School District, GO, BAN, 4.73% due 6/10/2000                 1,384
                      1,185   Ross County, Ohio, Hospital Revenue Bonds (Medical Center Hospital Project),
                              VRDN, 3.90% due 12/01/2020 (a)                                                       1,185
                      2,198   Rossford, Ohio, Various Purpose, GO, BAN, 4.75% due 12/14/2000                       2,208
                              Sandusky County, Ohio, IDR, VRDN, AMT (a):
                      1,300     (Brighton Manor Co. Project), 3.95% due 12/01/2016                                 1,300
                      1,230     (Crown Battery Manufacturing Company), 4% due 8/06/2003                            1,230
                      2,660     (Louis G. Freeman Company Project), 4% due 7/01/2017                               2,660
                      3,260     (Magnesium-Multi-Mode), Series A, 4% due 9/01/2007                                 3,260
                      1,865   Seneca County, Ohio, Health Care Facilities Revenue Bonds (Good Shepherd
                              Home Project), VRDN, 4% due 10/01/2017 (a)                                           1,865
                      4,925   Sheffield, Ohio, GO, BAN, 4.75% due 4/04/2001                                        4,944
                        165   Solon, Ohio, IDR (Tameran Project), VRDN, AMT, 4.15% due 11/01/2004 (a)                165
                      1,070   Springboro, Ohio, GO, BAN, 4.26% due 12/07/2000                                      1,072
                      4,000   Springdale, Ohio, GO, BAN, 4.05% due 9/22/2000                                       4,005
                              Stark County, Ohio, IDR, VRDN, AMT (a):
                      1,575     (Superior Dairy Inc. Project), 3.97% due 5/01/2003                                 1,575
                      1,180     (Wilkof-Morris Project), 4% due 1/01/2010                                          1,180
                      3,245   Steubenville, Ohio, City School District, GO, BAN, 4.76% due 11/16/2000              3,255
                      1,810   Strongsville, Ohio, IDR (E&E Properties/Dupli Systems Project), VRDN, AMT,
                              4.10% due 2/01/2010 (a)                                                              1,810


CMA Ohio Municipal Money Fund
Schedule of Investments as of March 31, 2000 (concluded)                                                  (in Thousands)
                      Face
State                Amount                                 Issue                                                Value
Ohio                          Summit County, Ohio, IDR:
(concluded)         $ 1,130     (Ace Precision Industries Inc. Project), VRDN, AMT, 3.95% due
                                7/01/2014 (a)                                                                 $    1,130
                      1,255     (Austin Printing Company Inc. Project), VRDN, AMT, 3.95% due 8/01/2006 (a)         1,255
                        280     (Forest Manufacturing Project), VRDN, AMT, 3.90% due 11/01/2001 (a)                  280
                        440     (Hardcoating Project), VRDN, AMT, 3.95% due 7/01/2002 (a)                            440
                        630     (Ohio Camshaft Project), 4% due 4/01/2000                                            630
                        970     (Sigma Properities Project), VRDN, AMT, 4% due 6/01/2008 (a)                         970
                        800     (Steffen Bookbinders Project), VRDN, AMT, 3.95% due 11/01/2004 (a)                   800
                        250     (Struktol Project), VRDN, AMT, Series A, 3.97% due 6/01/2002 (a)                     250
                        745     (Texler Inc. Project), AMT, 4% due 5/01/2000                                         745
                      1,225     (Waldonia Investment Project), VRDN, AMT, 3.70% due 7/01/2018 (a)                  1,225
                      1,640   Troy, Ohio, EDR (L&CP Corporation Project), 3.95% due 6/01/2000                      1,640
                      2,000   Trumbull County, Ohio, Health Care Facilities Revenue Bonds (Shepherd of
                              the Valley), VRDN, 4% due 8/01/2026 (a)                                              2,000
                      1,755   Trumbull County, Ohio, IDR (ATD Corporation Project), VRDN, AMT, 4.50%
                              due 8/01/2010 (a)                                                                    1,755
                      2,200   Union County, Ohio, IDR (Union Aggregates Company Project), VRDN, AMT,
                              4.10% due 11/01/2006 (a)                                                             2,200
                              Union Township, Ohio, GO, BAN:
                      1,920     4.01% due 6/23/2000                                                                1,922
                      1,500     4.75% due 3/13/2001                                                                1,506
                      1,050   Valley View, Ohio, IDR (Porter Development Project), VRDN, AMT, 4.10%
                              due 5/01/2016 (a)                                                                    1,050
                      1,375   Valley View, Ohio, IDR, Refunding and Improvement Bonds (Sweet Valley
                              Dillon), VRDN, 4.15% due 4/01/2011 (a)                                               1,375
                      1,090   Van Wert, Ohio, GO, Refunding, BAN, 4.10% due 6/15/2000                              1,091
                      1,780   Warren County, Ohio, IDR (Kardol Quality Products Project), VRDN, 4.10%
                              due 12/01/2014 (a)                                                                   1,780
                      3,261   Western Reserve, Ohio, Local School, GO, BAN, 4.65% due 6/15/2000                    3,264
                      2,030   Willoughby, Ohio, IDR (Malish Brush and Specialty), VRDN, AMT, 4.10%
                              due 6/01/2009 (a)                                                                    2,030
                      1,000   Wilmington, Ohio, GO, BAN, 4.08% due 9/14/2000                                       1,001
                      2,570   Wood County, Ohio, EDR (Great Lakes Window Project), AMT, 4.50%
                              due 6/01/2000                                                                        2,570
                        760   Wood County, Ohio, IDR (Centaur Tool and Die Inc. Project), VRDN, AMT,
                              4.10% due 8/01/2010 (a)                                                                760
                      1,360   Wooster, Ohio, IDR (Litco International Inc. Project), VRDN, AMT, 4.10%
                              due 5/01/2010 (a)                                                                    1,360
                      2,115   Zanesville-Muskingum County, Ohio, Port Authority, IDR (B.E. Products
                              Inc. Project), VRDN, AMT, 4.10% due 9/01/2004 (a)                                    2,115

                              Total Investments (Cost--$435,303*)--100.7%                                        435,303

                              Liabilities in Excess of Other Assets--(0.7%)                                       (2,830)
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  432,473
                                                                                                              ==========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA Ohio Municipal Money Fund
Statement of Assets and Liabilities as of March 31, 2000
Assets:
Investments, at value (identified cost--$435,303,482)                                                    $   435,303,482
Interest receivable                                                                                            3,573,302
Prepaid registration fees                                                                                         26,142
                                                                                                         ---------------
Total assets                                                                                                 438,902,926
                                                                                                         ---------------

Liabilities:
Payables:
 Securities purchased                                                                    $    5,517,938
 Custodian bank                                                                                 514,231
 Investment adviser                                                                             165,320
 Distributor                                                                                    137,317
 Dividends to shareholders                                                                          140        6,334,946
                                                                                        ---------------
Accrued expenses and other liabilities                                                                            95,153
                                                                                                         ---------------
Total liabilities                                                                                              6,430,099
                                                                                                         ---------------

Net Assets                                                                                               $   432,472,827
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $    43,247,535
Paid-in capital in excess of par                                                                             389,227,813
Accumulated realized capital losses--net                                                                          (2,521)
                                                                                                         ---------------

Net Assets--Equivalent to $1.00 per share based on 432,475,348 shares of
beneficial interest outstanding                                                                          $   432,472,827
                                                                                                         ===============

See Notes to Financial Statements.


CMA Ohio Municipal Money Fund
Statement of Operations for the Year Ended March 31, 2000
Investment Income:
Interest and amortization of premium earned                                                              $    14,815,267

Expenses:
Investment advisory fees                                                                 $    2,086,560
Distribution fees                                                                               517,420
Transfer agent fees                                                                              60,423
Accounting services                                                                              60,013
Professional fees                                                                                54,758
Custodian fees                                                                                   35,727
Registration fees                                                                                31,817
Printing and shareholder reports                                                                 23,139
Pricing fees                                                                                     15,344
Trustees' fees and expenses                                                                       2,489
Other                                                                                             5,272
                                                                                        ---------------
Total expenses                                                                                                 2,892,962
                                                                                                         ---------------
Investment income--net                                                                                        11,922,305

Realized Gain on Investments--Net                                                                                 29,034
                                                                                                         ---------------

Net Increase in Net Assets Resulting from Operations                                                     $    11,951,339
                                                                                                         ===============

See Notes to Financial Statements.


CMA Ohio Municipal Money Fund
Statements of Changes in Net Assets
                                                                                              For the Year Ended
                                                                                                   March 31,
                                                                                             2000             1999
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                  $    11,922,305  $    10,970,528
Realized gain on investments--net                                                                29,034               --
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                         11,951,339       10,970,528
                                                                                        ---------------  ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net                                       (11,922,305)     (10,970,528)
                                                                                        ---------------  ---------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                          1,800,279,862    1,465,357,026
Net asset value of shares issued to shareholders in reinvestment of dividends                11,921,995       10,970,775
                                                                                        ---------------  ---------------
                                                                                          1,812,201,857    1,476,327,801
Cost of shares redeemed                                                                  (1,782,127,603)  (1,468,672,806)
                                                                                        ---------------  ---------------
Net increase in net assets derived from beneficial interest transactions                     30,074,254        7,654,995
                                                                                        ---------------  ---------------

Net Assets:
Total increase in net assets                                                                 30,103,288        7,654,995
Beginning of year                                                                           402,369,539      394,714,544
                                                                                        ---------------  ---------------
End of year                                                                             $   432,472,827  $   402,369,539
                                                                                        ===============  ===============

See Notes to Financial Statements.


CMA Ohio Municipal Money Fund
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                              2000       1999       1998       1997       1996
Per Share Operating Performance:
Net asset value, beginning of year                                $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                                  ---------  ---------  ---------  ---------   ---------
Investment income--net                                                  .03        .03        .03        .03         .03
Realized gain on investments--net                                        --++       --         --         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
Total from investment operations                                        .03        .03        .03        .03         .03
                                                                  ---------  ---------  ---------  ---------   ---------
Less dividends from investment income--net                             (.03)      (.03)      (.03)      (.03)       (.03)
                                                                  ---------  ---------  ---------  ---------   ---------
Net asset value, end of year                                       $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                                                                  =========  =========  =========  =========   =========
Total Investment Return                                               2.89%      2.85%      3.15%      3.00%       3.26%
                                                                  =========  =========  =========  =========   =========

Ratios to Average Net Assets:
Expenses                                                               .69%       .71%       .70%       .71%        .73%
                                                                  =========  =========  =========  =========   =========
Investment income--net                                                2.85%      2.80%      3.09%      2.94%       3.21%
                                                                  =========  =========  =========  =========   =========

Supplemental Data:
Net assets, end of year (in thousands)                            $ 432,473  $ 402,370  $ 394,715  $ 327,173   $ 282,187
                                                                  =========  =========  =========  =========   =========


++Amount is less than $.01 per share.


See Notes to Financial Statements.


CMA Ohio Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Ohio Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from management estimates of available cash.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.


CMA Ohio Municipal Money Fund
Notes to Financial Statements (concluded)

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 2000, the Fund had a net capital loss carryforward of approximately $2,500, of which $2,200 expires in 2002 and $300 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
CMA Ohio Municipal Money Fund
Independent Auditors' Report

The Board of Trustees and Shareholders,
CMA Ohio Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 2, 2000
</AUDIT-REPORT>


CMA Ohio Municipal Money Fund
Important Tax Information (unaudited)

All of the net investment income distributions paid daily by CMA
Ohio Municipal Money Fund of CMAMulti-State Municipal Series Trust during its taxable year ended March 31, 2000 qualify as tax-exempt interest dividends for Federal Income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



CMA Ohio Municipal Money Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
  Treasurer
William E. Zitelli--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].